First Eagle Gold Fund	March 1, 2026

Summary Prospectus

Class A	SGGDX
Class C	FEGOX
Class I	FEGIX
Class R6	FEURX

Investment Objective

First Eagle Gold Fund (“Gold Fund” or the “Fund”) seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio.

Fees and Expenses of the Gold Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Gold Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Gold Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections of the Fund’s Prospectus on pages 210 and 217, respectively, and in the appendix to the Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75	0.75	0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	None

Other Expenses	0.14	0.14	0.16	0.06
Total Annual Operating Expenses (%)	1.14	1.89	0.91	0.81

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, dated March 1, 2026, as may be amended and supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports, and other information about the Fund online at www.firsteagle.com/funds/gold-fund. The annual reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. The Funds’ Financial Statements filed with the SEC on Form N-CSR also contain audited financial statements by the First Eagle Funds’ independent accountants. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to info@firsteaglefunds.com.

First Eagle Gold Fund

Example

The following example is intended to help you compare the cost of investing in the Gold Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$610	$844	$1,096	$1,817
Class C (shares have a one year contingent deferred sales charge)

Sold	$292	$594	$1,021	$2,212

Held	$192	$594	$1,021	$2,212
Class I
Sold or Held	$93	$290	$504	$1,120
Class R6
Sold or Held	$83	$259	$450	$1,002

Portfolio Turnover Rate

The Gold Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.34% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of providing investors the opportunity to participate in the investment characteristics of gold, the Gold Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in gold and/or securities (which may include both equity (e.g., common stocks) and, to a limited extent, debt instruments (e.g., notes and bonds)) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. Up to 20% of the Fund’s assets may be invested in equity and, to a limited extent, debt instruments unrelated to gold or the gold industry. The Fund anticipates it will allocate a substantial amount of its assets to foreign investments (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). The Fund may invest up to 20% of its total assets in debt securities. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in fixed income instruments (without regard to credit rating or time to maturity), short-term debt instruments, other precious metals, and futures contracts related to precious metals. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value). An investment in the Gold Fund is not intended to be a complete investment program. However, many investors believe that, historically, a limited exposure to investments in gold or gold-related instruments may provide some offset against the market impact of political and economic disruptions, as well as relieve inflationary or deflationary pressures. The Gold Fund is a “non-diversified” fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts). The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodities and related instruments, however, the Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”) asset coverage requirements with respect to any investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

For more information about the Gold Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Gold Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Gold Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the issuers or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index. Use of derivatives or similar instruments may not be as favorable as a direct investment in an underlying investment and may adversely affect the amount, timing and character of income distributed to

Summary Prospectus | March 1, 2026

shareholders. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase in the amount of taxable dividends paid by the Fund.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments. These risks may be more pronounced with respect to investments in emerging markets. Because of the Gold Fund’s policy of investing primarily in gold, securities directly related to gold and/or of companies engaged in the gold industry, a substantial part of the Gold Fund’s assets will generally be invested in one or more foreign countries, including emerging markets. Additionally, dividends and interest received by the Fund and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries and may decrease the Fund’s return.

•

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. While the Fund reserves the right to dynamically allocate its assets across countries and regions, listed below are some of the geographies to which the Fund has significant exposure as of the date of this Prospectus.

Australia Risk — The Australian economy is susceptible to adverse changes in certain commodities markets, including those related to the mining and agricultural industries. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is also heavily dependent on trading with key partners, including the U.S., China, Japan, South Korea, other Asian and certain European countries. Economic events in the U.S., Asia, or in other key trading countries can have a significant economic effect on the Australian economy. Reduction in spending on Australian products and services, or changes in any of the economies may cause an adverse impact on the Australian economy.

Canada Risk — The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the mining and agricultural industries. It is also heavily dependent on trading with key partners. Any reduction in this trading may adversely affect the Canadian economy. Recent political developments in the United States have raised potential implications for the current trade arrangements between the United States and Canada, which could negatively affect the value of Canadian securities.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. The Fund may invest in a limited number of companies, therefore gains or losses in a particular security may have a greater impact on their share price.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including increases in interest rates, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. During periods of decreasing or prolonged low interest rates, financial markets in which the Fund invests could be negatively affected by, for example, increased volatility, reduced value and liquidity of the Fund’s investments, and perceptions of broader economic decline. In addition, there is risk of significant future rate moves and related economic and market impacts. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Gold Fund, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Investment Results

The following information provides an indication of the risks of investing in the Gold Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. The indices are described in the Fund Indices section of the Fund’s Prospectus. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts. Updated performance information is available at www.firsteagle.com/funds/gold-fund or by calling 800.334.2143. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

First Eagle Gold Fund	Summary Prospectus | March 1, 2026

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Second Quarter 2020	39.99%	Second Quarter 2022	-18.59%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares. After-tax returns for Class C, Class I and Class R6 shares will vary. While only partial information is shown for Class R6 shares (because it is more recently organized), annual returns for Class R6 shares would have been substantially similar to those shown here. Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years	Class R6 Inception (3/1/17)
First Eagle Gold Fund
Class A Shares
Return Before Taxes	116.98%	18.39%	17.92%	—

Return After Taxes on Distributions	115.96%	17.84%	17.60%	—

Return After Taxes on Distributions and Sales of Fund Shares	69.21%	14.69%	15.24%	—
Class C Shares
Return Before Taxes	125.68%	18.73%	17.63%	—
Class I Shares
Return Before Taxes	128.88%	19.90%	18.83%	—
Class R6 Shares
Return Before Taxes	129.08%	20.02%	—	16.12%
MSCI World Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	21.09%	12.15%	12.17%	12.30%

FTSE Gold Mines Index (reflects no deduction for fees, expenses or taxes)	169.34%	18.30%	20.07%	15.44%

Our Management Team

First Eagle Investment Management, LLC serves as the Gold Fund’s Adviser.

Thomas Kertsos and Max Belmont are jointly and primarily responsible for the day-to-day management of the Gold Fund and serve as the Fund’s Portfolio Managers. Thomas Kertsos has served as the Fund’s Portfolio Manager since March 2016. Max Belmont has served as the Fund’s Portfolio Manager since October 2023, and served as the Fund’s Associate Portfolio Manager since March 2021.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Gold Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R6. See the About Your Investment—How to Purchase Shares section of the Fund’s Prospectus for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, SS&C GIDS, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Fund’s Prospectus for more information. Send all shareholder inquiries and requests for other information or transactions to:

Regular Mail:	Overnight Mail:
First Eagle Funds	First Eagle Funds
P.O. Box 219324	c/o SS&C GIDS, Inc.
Kansas City, MO 64121-9324	801 Pennsylvania Ave
Suite 219324
Kansas City, MO 64105-1307

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your distributions (including ordinary income dividends and capital gains) will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the date immediately preceding the payment date. The Fund’s distributions will generally be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Amounts withdrawn from a tax-deferred account may be subject to tax, including a penalty on pre-retirement distributions that are not properly rolled over to other tax-deferred accounts. See the Information on Dividends, Distributions and Taxes section of the Fund’s Prospectus for more information.

Payments to Broker-Dealers and
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section of the Fund’s Prospectus for more information.